                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               Chemed Corporation
   .........................................................................
                (Name of Registrant as Specified in its Charter)

                               Chemed Corporation
   .........................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
          ....................................................................
     2)  Aggregate number of securities to which transaction applies:
         .....................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll_/
         .....................................................................
     4)  Proposed maximum aggregate value of transaction:
         .....................................................................
     5)  Total fee paid:  ________________

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
         .....................................................................
       2)  Form, Schedule or Registration Statement No.:
         .....................................................................
       3)  Filing Party:
         .....................................................................
       4)  Date Filed:
         .....................................................................

                                 [CHEMED LOGO]
                               CHEMED CORPORATION


                    Notice of Annual Meeting of Stockholders
                                  May 15, 1995



   The Annual Meeting of Stockholders of Chemed Corporation will be held at The Phoenix Club, 812 Race Street, Cincinnati, Ohio, on Monday, May 15, 1995 at 11:30 a.m. for the following purposes:

   (1) To elect directors;

   (2) To approve and adopt the 1995 Stock Incentive Plan;

   (3) To ratify the selection by the Board of Directors of independent accountants; and

   (4) To transact such other business as may properly be brought before the meeting.

   Stockholders of record at the close of business on March 20, 1995 are entitled to notice of, and to vote at, the meeting.

   IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.





                                                           Naomi C. Dallob
                                                                Secretary

April 6, 1995

                                 [CHEMED LOGO]
                               CHEMED CORPORATION


                                 PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Chemed Corporation (hereinafter called the "Company") of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company to be held on May 15, 1995 and any adjournments thereof. The Company's mailing address is 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202. The approximate date on which this Proxy Statement and the enclosed proxy are being sent to stockholders is April 6, 1995. Each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, the shares represented thereby will be voted accordingly. The proxy may be revoked by the stockholder at any time before the meeting by providing notice to the Secretary.

   Only stockholders of record as of the close of business on March 20, 1995 will be entitled to vote at the Annual Meeting or any adjournments thereof. On such date, the Company had outstanding 9,932,148 shares of capital stock, par value $1 per share ("Capital Stock"), entitled to one vote per share.


                              ELECTION OF DIRECTORS

   Fifteen directors are to be elected at the Annual Meeting to serve until the following annual meeting of stockholders and until their successors are duly elected and qualified. Set forth below are the names of the persons to be nominated by the Board of Directors, together with a description of each person's principal occupation during the past five years and other pertinent information.

   Unless authority is withheld or names are stricken, it is intended that the shares covered by each proxy will be voted for the nominees listed. Votes that are withheld will be excluded entirely from the vote and will have no effect. The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Board of Directors (except where a proxy withholds authority with respect to the election of directors). The affirmative vote of the holders of a majority of the voting power of the stockholders represented at the meeting will be necessary to elect each of the nominees for director.


                                                         NOMINEES

J. PETER GRACE                           Mr. Grace is Chairman of the Board of
Director since 1970                      Directors of the Company and is
Age: 81                                  Chairman and a director of W. R. Grace
                                         & Co. (hereinafter "Grace"), Boca
                                         Raton, Florida (international specialty
                                         chemicals and health care), and served
                                         Grace as its Chief Executive Officer
                                         from 1945 to 1992. He is a director of
                                         Milliken & Company, National Sanitary
                                         Supply Company, Omnicare, Inc.,
                                         Roto-Rooter, Inc., and Stone & Webster,
                                         Incorporated. He is also a trustee
                                         emeritus of Atlantic Mutual Insurance
                                         Company, Atlantic Reinsurance Company
                                         and Centennial Insurance Co. and a
                                         director emeritus of Ingersoll-Rand
                                         Company.

EDWARD L. HUTTON                         Mr. Hutton is Chairman and Chief
Director since 1970                      Executive Officer of the Company and
Age: 75                                  has held these positions since November
                                         1993. Previously, from 1970 to November
                                         1993, he served the Company as
                                         President and Chief Executive Officer.
                                         Mr. Hutton is also the Chairman of
                                         Omnicare, Inc., Cincinnati, Ohio
                                         (health-care products and services), a
                                         public corpora-
                                         tion in which the Company holds a 5.8%
                                         ownership interest (hereinafter
                                         "Omnicare"), Chairman of Roto-Rooter,
                                         Inc., Cincinnati, Ohio (plumbing and
                                         drain cleaning services and service
                                         contracts), a 59%-owned subsidiary of
                                         the Company (hereinafter
                                         "Roto-Rooter"), and Chairman of
                                         National Sanitary Supply Company,
                                         Cincinnati, Ohio (sanitary and
                                         maintenance supplies distributor), an
                                         85%-owned subsidiary of the Company
                                         (hereinafter "National"). Mr. Hutton is
                                         a director of National, Omnicare,
                                         Roto-Rooter and Sonic Corporation. Mr.
                                         Hutton is the father of Thomas C.
                                         Hutton, a Vice President and a director
                                         of the Company.

JAMES A. CUNNINGHAM                      Mr. Cunningham is a Senior Chemical
Director since 1990                      Adviser with Wertheim Schroder & Co.
Age: 50                                  Incorporated, New York, New York (an
                                         investment banking, asset management
                                         and securities firm), and has held this
                                         position since March 1992. Previously,
                                         he was a Managing Director of Furman
                                         Selz Incorporated, New York, New York
                                         (an institutional investment company),
                                         and held this position from October
                                         1990 to March 1992. From January 1988
                                         to June 1990, he was a Director of The
                                         First Boston Corporation, New York, New
                                         York (an investment banking firm). Mr.
                                         Cunningham is a director of National
                                         and Roto-Rooter.

JAMES H. DEVLIN                          Mr. Devlin is a Vice President of the
Director from May 1991                   Company and Group Executive of the
to May 1992 and since                    Company's Veratex Group and has held
February 1993                            these positions since December 1992.
Age: 48                                  Previously, Mr. Devlin was an Executive
                                         Vice President of Omnicare from May
                                         1989 to December 1992 and held the same
                                         position with the Veratex Group since
                                         May 1987 when it was owned and operated
                                         by Omnicare.

CHARLES H. ERHART, JR.                   Mr. Erhart retired as President of
Director since 1970                      Grace in August 1990, having held that
Age: 69                                  position since July 1989. Previously,
                                         he was Chairman of the Executive
                                         Committee of Grace and held that
                                         position from November 1986 to July
                                         1989. He is a director of Grace,
                                         National, Omnicare and Roto-Rooter.

JOEL F. GEMUNDER                         Mr. Gemunder is President of Omnicare
Director since 1977                      and has held this position since May
Age: 55                                  1981. He is also a director of
                                         Omnicare.


WILLIAM R. GRIFFIN                       Mr. Griffin is President and Chief
Director since 1981                      Executive Officer and a director of
Age: 51                                  Roto-Rooter and has held these
                                         positions since May 1985. Mr. Griffin
                                         is also an Executive Vice President of
                                         the Company and has held this position
                                         since May 1991. Mr. Griffin is also a
                                         director of Barefoot Inc.

THOMAS C. HUTTON                         Mr. Hutton is a Vice President of the
Director since 1985                      Company and has held this position
Age: 44                                  since February 1988. Mr. Hutton is a
                                         director of National, Omnicare and
                                         Roto-Rooter. He is a son of Edward L.
                                         Hutton, the Chairman and Chief
                                         Executive Officer and a director of the
                                         Company.

WALTER L. KREBS                          Mr. Krebs is Director - Financial
Director from May 1989                   Services of Diversey Corporation,
to April 1991                            Detroit, Michigan (specialty chemicals)
Age: 62                                  ("Diversey") and has held this position
                                         since April 1991. Previously, from
                                         January 1990 to April 1991, he was a
                                         Senior Vice President and the Chief
                                         Financial Officer of the Company's then
                                         wholly owned subsidiary, DuBois
                                         Chemicals, Inc. ("DuBois").

SANDRA E. LANEY                          Ms. Laney is Senior Vice President and
Director since 1986                      the Chief Administrative Officer of the
Age: 51                                  Company and has held these positions
                                         since November 1993 and May 1991,
                                         respectively. Previously, from May 1984
                                         to November 1993, she was a Vice
                                         President of the Company. Ms. Laney is
                                         a director of National, Omnicare and
                                         Roto-Rooter.

KEVIN J. MCNAMARA                        Mr. McNamara is President of the
Director since 1988                      Company and has held this position
Age: 41                                  since August 1994. Previously, he
                                         served as Executive Vice President,
                                         Secretary and General Counsel from
                                         November 1993, August 1986 and August
                                         1986, respectively, to August 1994.
                                         From May 1992 to November 1993, he was
                                         a Vice Chairman of the Company and from
                                         August 1986 to May 1992 he was a Vice
                                         President of the Company. He is also
                                         Vice Chairman of Roto-Rooter and
                                         National. He is a director of National,
                                         Omnicare and Roto-Rooter.

JOHN M. MOUNT                            Mr. Mount is a Principal of Lynch-Mount
Director from May 1986 to                Associates, Cincinnati, Ohio
April 1991 and since February            (management consulting), and has held
1994                                     this position since November 1993. From
Age: 53                                  April 1991 to November 1993, Mr. Mount
                                         was Senior Vice President of Diversey
                                         and President of Diversey's DuBois
                                         Industrial division. Previously, from
                                         May 1989 to April 1991, Mr. Mount was
                                         an Executive Vice President of the
                                         Company and President of DuBois. He
                                         held the latter position from September
                                         1986 to April 1991.

TIMOTHY S. O'TOOLE                       Mr. O'Toole is an Executive Vice
Director since August 1991               President and the Treasurer of the
Age: 39                                  Company and has held these positions
                                         since May 1992. From February 1989 to
                                         May 1992, he was a Vice President and
                                         Treasurer of the Company. He is a
                                         director of Vitas Healthcare
                                         Corporation, National, Omnicare and
                                         Roto-Rooter.

D. WALTER ROBBINS, JR.                   Mr. Robbins is a consultant to W. R.
Director since 1970                      Grace & Co. and has held this position
Age: 75                                  since January 1987. He is a director of
                                         Grace, National, Omnicare and
                                         Roto-Rooter.

PAUL C. VOET                             Mr. Voet is an Executive Vice President
Director since 1980                      of the Company and has held this
Age: 48                                  position since May 1991. Previously,
                                         from May 1988 to November 1993 he also
                                         served the Company as a Vice Chairman.
                                         Mr. Voet is President and Chief
                                         Executive Officer and a director of
                                         National.

DIRECTORS EMERITI

   In May 1983, the Board of Directors adopted a policy of conferring the honorary designation of Director Emeritus upon former directors who have made valuable contributions to the Company and whose continued advice is believed to be of value to the Board of Directors. Under this policy, each Director Emeritus is furnished with a copy of all agendas and other materials furnished to members of the Board of Directors generally and is invited to attend all meetings of the Board; however, a Director Emeritus is not entitled to vote on any matters presented to the Board. In 1985, Dr. Herman B Wells, who served as a director of the Company from 1970 until 1985, was designated as a Director Emeritus, in 1991; Leon Levy, who served as a director of the Company from 1982 to 1991, was designated as a Director Emeritus; and in 1994, Neal Gilliatt, who served as a director of the Company from 1970 to 1994, was designated as a Director Emeritus. Each Director Emeritus is paid an annual fee of $6,200, and for each meeting attended, a Director Emeritus is paid $200.

   It is anticipated that at the annual meeting of the Board of Directors, Mr. Levy, Mr. Gilliatt and Dr. Wells will again be designated as a Director Emeritus.

COMPENSATION OF DIRECTORS

   Throughout 1994, each member of the Board of Directors who was not a regular employee of the Company or of a wholly owned subsidiary of the Company was paid an annual fee of $3,200 and each member of a Committee of the Board (other than its chairman) was paid an additional annual fee of $1,600. For each meeting of the Board of Directors attended, a director was paid $800. A Committee member was paid $800 for each meeting of a Committee he attended unless the Committee met on the same day as the Board of Directors met, in which event, the Committee member was paid $400 for his attendance at the Committee meeting. Mr. Griffin is the only director who is an employee of a subsidiary which is not wholly-owned by the Company. Mr. Mount also received $7,000 for attending quarterly management meetings.

   In addition, in May 1994 each member of the Board of Directors (other than those serving on the Incentive Committee of either the Company or an affiliated company) was granted an unrestricted stock award covering 50 shares of the Company's Capital Stock under the Company's 1986 Stock Incentive Plan. Those directors who are members of the Incentive Committee of either the Company or an affiliated company were paid the cash equivalent of the 50 share stock award or $1,712.50.

   Throughout 1994, the chairman of each Committee of the Board of Directors was paid an annual fee in addition to the attendance fees referred to above. The chairman of the Audit Committee was paid at the rate of $5,350 per annum and the chairman of each of the Incentive Committee and the Compensation Committee was paid at the rate of $2,568 per annum. In addition, each member of the Board of Directors and of a Committee was reimbursed for his reasonable travel expenses incurred in connection with such meetings.

   The Company has a deferred compensation plan for non-employee directors under which certain directors who are non-regular employees of the Company or of a wholly- or partially-owned subsidiary of the Company participate. Under the plan, which is not a tax-qualified plan, an account is established for each participant to which amounts are credited quarterly at the rate of $4,000 per annum. Amounts credited to these accounts are used to purchase shares of the Company's Capital Stock and all dividends received on such shares are reinvested in such Capital Stock. Each participant is entitled to receive the balance in his account within 90 days following the date he ceases to serve as a director.

COMMITTEES AND MEETINGS OF THE BOARD

   The Company has the following Committees of the Board of Directors: Audit Committee, Compensation Committee and Incentive Committee. It does not have a nominating committee of the Board of Directors.

   The Audit Committee (a) recommends to the Board of Directors a firm of independent accountants to audit the Company and its consolidated subsidiaries,
(b) reviews and reports to the Board of Directors on the Company's annual financial statements and the independent accountants' report on such financial statements and (c) meets with the Company's senior financial officers, internal auditors and independent accountants to review audit plans and work and other matters regarding the Company's accounting, financial reporting and internal control systems. The Audit Committee consists of Messrs. Erhart, Mount and Robbins. The Audit Committee met on two occasions during 1994.

   The Compensation Committee makes recommendations to the Board of Directors concerning (a) salary and incentive compensation payable to officers and certain other key employees of the Company, (b) establishment of incentive compensation plans and programs generally and (c) adoption and administration of certain employee benefit plans and programs. The Compensation Committee consists of Ms. Laney and Messrs. Cunningham, Erhart and Robbins. During 1994, the Compensation Committee met on six occasions.

   The Incentive Committee administers the Company's five Stock Incentive Plans and its 1983 Incentive Stock Option Plan. In addition, the Incentive Committee makes (a) grants of stock options and stock awards to key employees of the Company and (b) recommendations to the Board of Directors concerning additional year-end contributions by the Company under the Savings and Investment Plan. The Incentive Committee consists of Messrs. Cunningham, Erhart and Robbins. The Incentive Committee met on two occasions during 1994.

   During 1994, there were five meetings of the Board of Directors, and each director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board of Directors and (b) the total number of meetings held by all Committees of the Board of Directors on which he served that were held during the period for which he was a director or member of any such Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Ms. Laney who served on the Compensation Committee during 1994 is a Senior Vice President and the Chief Administrative Officer of the Company.


                             EXECUTIVE COMPENSATION


JOINT REPORT OF THE COMPENSATION COMMITTEE AND INCENTIVE COMMITTEE ON EXECUTIVE COMPENSATION

   The Company believes that executive compensation must align executive officers' interests with those of the Company's stockholders and that such are served by having compensation directly and materially linked to financial and operating performance criteria which, when successfully achieved, will enhance stockholder value.

   The Company attempts to achieve this objective with an executive compensation package for its senior executives which combines base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and restricted stock awards along with various benefit plans, including pension plans, savings plans and medical benefits generally available to the employees of the Company.

   The executive compensation program is administered through the coordinated efforts of the Compensation Committee and the Incentive Committee of the Board of Directors. The membership of the Incentive Committee is composed of outside directors (i.e. non-employees of the Company) and the Compensation Committee is composed of three outside directors and Ms. Laney, who is an executive officer of the Company. The Compensation Committee is responsible for the review, approval and recommendation to the Board of Directors of matters concerning base salary and annual cash incentive compensation for key executives of the Company. The recommendations of the Compensation Committee on such matters must be approved by the full Board of Directors. The Incentive Committee administers the Company's stock incentive plans under which it reviews and approves grants of stock options and restricted stock awards.

   Both the Compensation and Incentive Committees may use their discretion to set executive compensation where, in their collective judgment, external, internal or individual circumstances warrant.

   Following is a discussion of the components of the executive officer compensation program.

   In determining base salary levels for the Company's executive officers, the Compensation Committee takes into account the magnitude of responsibility of the position, individual experience and performance and specific issues particular to the Company. In general, base salaries are set at levels believed by this Compensation Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

   The Compensation Committee believes that a significant portion of total cash compensation should be linked to annual performance criteria. Consequently, the purpose of annual incentive compensation for senior executives and key managers is to provide a direct financial incentive in the form of an annual cash bonus to these executives to achieve their business unit's and the Company's annual goals. Operational and financial goals are established at the beginning of each fiscal year and generally take into account such measures of performance as sales and earnings growth, profitability, cash flow and return on investment. Other non-financial measures of performance relate to organizational development, product or service expansion and strategic positioning of the Company's assets.

   Individual performance is also taken into account in determining individual bonuses. It is the Company's belief that bonuses as a percentage of a senior executive's salary should be sufficiently high to provide a major incentive for achieving annual performance targets. Bonuses for senior executives of the Company generally range from 25% - 50% of base salary.

   The stock option and restricted stock program forms the basis of the Company's incentive plans for executive officers and key managers. The objective of these plans is to align executive and long-term stockholder interests by creating a strong and direct link between executive pay and stockholder return.

   Stock options and restricted stock awards are granted annually and are generally regarded as the primary incentive for long-term performance as they are granted at fair market value and have vesting restrictions which generally lapse over three- or four-year periods. The Committee considers each grantee's current option and award holdings in making grants. Both the amounts of restricted stock awards and proportion of stock options increase as a function of higher salary and position of responsibility within the Company.

   The Compensation and Incentive Committee have considered, and are continuing to review, the qualifying compensation regulations issued by the Internal Revenue Service in December 1993. As compensation for any individual is not currently expected to exceed the $1 million base, the Company is not presently affected by these regulations.

   The base salary of Mr. E. L. Hutton, Chairman and Chief Executive Officer of the Company, which was last increased on November 2, 1994, effective January 1, 1995, was increased at an annualized rate of 8.5% to a base rate of $550,000. His cash bonus in respect of 1994 services was $246,000 which represents an increase of $22,000 over 1993 and 49% of his current base salary. In addition, Mr. Hutton received a special one-time bonus of $226,000 in connection with the Company's net capital gain of $20,972,000 from the sale of 1,570,000 shares of the common stock of Omnicare in the 1994 fourth quarter. Restricted stock awards having a value of $220,000, were granted to Mr. Hutton in respect of 1994 services and Mr. Hutton was granted 42,000 stock options. Factors considered in establishing the compensation levels in 1994 for Mr. Hutton were the Company's sales growth of 22.8% and net income growth of 125%. The Compensation Committee and the Incentive Committee believe that Mr. Hutton's base salary, the increase in his cash bonus and the restricted stock awards granted to Mr. Hutton in respect of 1994 services are consistent with his performance as measured by these factors and the other criteria discussed above.

Compensation Committee                        Incentive Committee

Charles H. Erhart, Jr., Chairman              D. Walter Robbins, Jr., Chairman
James A. Cunningham                           Charles H. Erhart, Jr.
Sandra E. Laney                               James A. Cunningham
D. Walter Robbins, Jr.

SUMMARY COMPENSATION TABLE

   The following table shows the compensation paid to the Chief Executive Officer and the four most highly compensated executive officers of the Company for the past three years for all services rendered in all capacities to the Company and its subsidiaries:


                           SUMMARY COMPENSATION TABLE

  -----------------------------------------------------------------------------------------------------------------------------
                               ANNUAL COMPENSATION                                LONG TERM COMPENSATION AWARDS
  -----------------------------------------------------------------------------------------------------------------------------
                                                       CHEMED    SECURITIES   ROTO-ROOTER  SECURITIES    NATIONAL   SECURITIES
                                                     RESTRICTED  UNDERLYING   RESTRICTED   UNDERLYING   RESTRICTED  UNDERLYING
  NAME AND                                              STOCK      CHEMED        STOCK     ROTO-ROOTER     STOCK     NATIONAL
  PRINCIPAL                                 BONUS      AWARDS       STOCK       AWARDS        STOCK       AWARDS       STOCK
  POSITION           YEAR      SALARY ($)   ($) (1)    ($) (2)   OPTIONS (#)    ($) (3)    OPTIONS (#)    ($) (4)   OPTIONS (#)
  -----------------------------------------------------------------------------------------------------------------------------
  E.L. Hutton        1994       $500,004   $472,000   $220,000     42,000      $100,000      10,000       $79,625      -0-
  Chairman and       1993        435,000    224,000    191,000     45,000       120,000      31,500        51,450      -0-
  CEO                1992        422,000    195,000    157,500     70,000        57,000         -0-        45,357      -0-

  K.J. McNamara      1994        146,000    132,750     60,000     17,000         7,000       1,000        12,625      -0-
  President          1993        135,090     32,500     27,000     16,000         4,500       3,000         7,350      -0-
                     1992 (7)     82,798      1,900     11,000     20,000           -0-         -0-         6,600      -0-

  P.C. Voet          1994        244,000    120,000        -0-      5,000           -0-         -0-        79,625      -0-
  Executive Vice     1993        234,956     70,000        -0-      5,000           -0-         -0-        55,125      -0-
  President          1992        227,196     60,000        -0-     25,000           -0-         -0-        45,375      -0-

  T.S. O'Toole       1994        105,000     52,300     55,000     19,000         6,000       1,000         9,188      -0-
  Executive Vice     1993         84,186     28,300     27,000     16,000         5,500       3,000         7,350      -0-
  President and      1992         80,023     13,300     27,000     23,000           -0-         -0-         6,600      -0-
  Treasurer

  S. E. Laney        1994        105,000    129,500     50,000     17,000         5,000       1,000         9,188      -0-
  Senior Vice        1993         84,186     23,000     20,000     16,000         3,500       3,000         7,350      -0-
  President and      1992         80,023     10,500     18,000     22,000         2,500         -0-         6,600      -0-
  Chief
  Administrative
  Officer

                             -----------------------------------------------
                              LONG TERM COMPENSATION AWARDS
                             -----------------------------------------------
                                 SECURITIES
                                 UNDERLYING
  NAME AND                     SERVICE AMERICA                    ALL OTHER
  PRINCIPAL                     STOCK OPTIONS                   COMPENSATION
  POSITION           YEAR          (#) (5)                           ($)
  --------------------------------------------------------------------------
  E.L. Hutton        1994               -0-                      $175,584 (6)
  Chairman and       1993            10,000                       144,057
  CEO                1992               -0-                       261,340

  K.J. McNamara      1994               -0-                        49,767 (8)
  President          1993               -0-                        40,757
                     1992 (7)           -0-                        29,257

  P.C. Voet          1994               -0-                        57,278 (9)
  Executive Vice     1993               -0-                        59,113
  President          1992               -0-                        98,167

  T.S. O'Toole       1994               -0-                        33,837(10)
  Executive Vice     1993             1,500                        23,268
  President and      1992               -0-                        34,864
  Treasurer

  S. E. Laney        1994               -0-                        44,024(11)
  Senior Vice        1993             1,500                        27,479
  President and      1992               -0-                        32,819
  Chief
  Administrative
  Officer

   (1) Bonuses paid in 1994 include the following amounts which were paid as special one-time bonuses in connection with the Company's net capital gain of $20,972,000 from the sale of 1,570,000 shares of the common stock of Omnicare on November 30, 1994: E. L. Hutton -- $226,000; K. J. McNamara --$97,000; P. C. Voet -- $35,000; T. S. O'Toole -- $30,000;
         and S. E. Laney -- $97,000.

   (2) The number and value of the aggregate restricted shares of Chemed Capital Stock held by the named executives at December 31, 1994, were as follows: E. L. Hutton -- 12,815 shares, $427,701; K. J. McNamara -- 1,150 shares, $38,381; P. C. Voet -- 139 shares, $4,639; T. S. O'Toole
         -- 1,832 shares, $61,143; and S. E. Laney -- 1,241 shares, $41,418.
         Restricted shares vest evenly over a three-year or four-year period. Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

   (3) All the shares of Roto-Rooter Common Stock awarded to Messrs. McNamara and O'Toole and Ms. Laney in 1992, 1993 and 1994 were nonrestricted. At December 31, 1994, Mr. Hutton held, in the aggregate, 5,666 restricted shares of Roto-Rooter Common Stock having a value of $124,652. Restricted shares vest evenly over a three-year period. Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

   (4) The number and value of the aggregate restricted shares of National Common Stock held by the named executives at December 31, 1994 were as follows: E. L. Hutton -- 12,802 shares, $156,825; K. J. McNamara -- 1,918 shares, $23,495; P. C. Voet -- 13,002 shares, $159,275; T. S.
         O'Toole -- 1,668 shares, $20,433; and S. E. Laney -- 1,668 shares, $20,433. Restricted shares vest evenly over a three-year or four-year period. Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

   (5) Service America Systems, Inc. ("Service America"), formerly known as Convenient Home Services, Inc., is 30% owned by the Company and 70% owned by Roto-Rooter.

   (6) Includes $120,667 allocated to Mr. Hutton's account under the Company's Employee Stock Ownership Plans ("ESOP"), a $52,613 premium payment to purchase term life insurance under the Company's Executive Salary Protection Plan ("ESP"), and a $2,304 premium payment for term life insurance.

   (7) Does not include compensation Mr. McNamara received as Executive Vice President and Chief Operating Officer of Omnicare.

   (8) Includes $36,977 allocated to Mr. McNamara's account under the ESOP, a $734 premium payment to purchase term life insurance under the ESP, a $1,031 premium payment for term life insurance, $6,775 in director fees from Roto-Rooter and $4,250 in director fees from National.

   (9) Includes $48,149 allocated to Mr. Voet's account under the ESOP, a $3,850 premium payment to purchase term life insurance under the ESP, a $2,079 premium payment for term life insurance, and $3,200 in director fees from Roto-Rooter.

   (10) Includes $23,681 allocated to Mr. O'Toole's account under the ESOP, a $924 premium payment to purchase term life insurance under the ESP, a $757 premium payment for term life insurance, $5,975 in director fees from Roto-Rooter, and $2,500 in director fees from National.

   (11) Includes $29,976 allocated to Ms. Laney's account under the ESOP, a $1,655 premium payment to purchase term life insurance under the ESP, a $668 premium payment for term life insurance, $7,475 in director fees from Roto-Rooter and $4,250 in director fees from National.

STOCK OPTIONS

   The table below shows information concerning Chemed stock options granted in 1994 to the named executives in the Summary Compensation Table.

                          CHEMED OPTION GRANTS IN 1994

   ---------------------------------------------------------------------------------------------------------
                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                       PRICE APPRECIATION
                                INDIVIDUAL GRANTS                                        FOR OPTION TERM
   ---------------------------------------------------------------------------------------------------------
                          NUMBER OF
                         SECURITIES       % OF
                         UNDERLYING      OPTIONS
                           OPTIONS     GRANTED TO      EXERCISE
                           GRANTED      EMPLOYEES        PRICE       EXPIRATION
          NAME             (1) (#)       IN 1994       ($/SHARE)        DATE          5% ($)         10% ($)
   ---------------------------------------------------------------------------------------------------------
   E. L. Hutton            42,000         15.6%         $32.13        3/2/2004       $847,980     $2,149,140
   K. J. McNamara          17,000          6.3           32.13        3/2/2004        343,230        869,890
   P. C. Voet               5,000          1.8           32.13        3/2/2004        100,950        255,850
   T. S. O'Toole           19,000          7.0           32.13        3/2/2004        383,610        972,230
   S. E. Laney             17,000          5.2           32.13        3/2/2004        343,230        869,890

(1) These options, which were granted on March 2, 1994, provide for the purchase price of option shares equal to the fair market value of Chemed Capital Stock on that date, and become exercisable in four equal annual installments beginning on September 2, 1994.


   The table below shows information concerning Chemed stock options exercised during 1994 and the year-end number and value of unexercised Chemed stock options held by the executive officers named in the Summary Compensation Table.


                    AGGREGATED CHEMED STOCK OPTION EXERCISES
                    IN 1994 AND YEAR-END STOCK OPTION VALUES

  -------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                         SHARES                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                        ACQUIRED         VALUE        OPTIONS AT 12/31/94 (#)          AT 12/31/94 ($)
                       ON EXERCISE     REALIZED     -----------------------------------------------------------
        NAME               (#)            ($)       EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
  -------------------------------------------------------------------------------------------------------------
   E. L. Hutton          9,778        $482,668         65,500        71,500        $296,375         $287,825
   K. J. McNamara        3,047         150,560          4,250        25,750           5,313           94,498
   P. C. Voet            2,656         133,520          9,250        12,500          20,123           66,738
   T. S. O'Toole         2,614         129,266          5,050        28,500           6,409          104,783
   S. E. Laney           3,126         131,912         23,050        26,250         112,127           98,497


   The table below shows information concerning Roto-Rooter stock options granted in 1994 to the named executives in the Summary Compensation Table.


                     ROTO-ROOTER STOCK OPTION GRANTS IN 1994

   -----------------------------------------------------------------------------------------------------------
                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                       PRICE APPRECIATION
                                INDIVIDUAL GRANTS                                        FOR OPTION TERM
   -----------------------------------------------------------------------------------------------------------
                          NUMBER OF       % OF
                         SECURITIES      OPTIONS
                         UNDERLYING    GRANTED TO
                           OPTIONS      EMPLOYEES      EXERCISE
                           GRANTED       IN 1994         PRICE       EXPIRATION
          NAME             (1) (#)         (2)         ($/SHARE)        DATE          5% ($)         10% ($)
   -----------------------------------------------------------------------------------------------------------
   E. L. Hutton            10,000         12.0%         $27.00       5/17/2004       $169,802       $430,310
   K. J. McNamara           1,000          1.2           27.00       5/17/2004         16,940         42,980
   P. C. Voet                 -0-          -0-             -0-          --                -0-            -0-
   T. S. O'Toole            1,000          1.2           27.00       5/17/2004         16,940         42,980
   S. E. Laney              1,000          1.2           27.00       5/17/2004         16,940         42,980

   (1) These options, which were granted on May 17, 1994, provide for the purchase price of option shares equal to the fair market value of Roto-Rooter Common Stock on that date, and become exercisable in four equal annual installments beginning on May 17, 1995.

   (2) Percentage of total options granted to employees is based on the total number of options granted to Roto-Rooter employees.

   The table below shows information concerning Roto-Rooter stock options exercised during 1994 and the year-end number and value of unexercised Roto-Rooter stock options held by the executive officers named in the Summary Compensation Table.


                  AGGREGATED ROTO-ROOTER STOCK OPTION EXERCISES
                    IN 1994 AND YEAR-END STOCK OPTION VALUES

   ------------------------------------------------------------------------------------------------------------
                       NUMBER OF                       NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                         SHARES                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                        ACQUIRED         VALUE        OPTIONS AT 12/31/94 (#)          AT 12/31/94 ($)
                       ON EXERCISE     REALIZED     -----------------------------------------------------------
         NAME              (#)            ($)       EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
   ------------------------------------------------------------------------------------------------------------
   E. L. Hutton              1             $17         12,875        35,625         $19,820           $9,500
   K. J. McNamara          -0-             -0-          1,625         3,375           1,391              531
   P. C. Voet              158           3,828            -0-           -0-             -0-              -0-
   T. S. O'Toole           -0-             -0-            750         3,250             -0-              -0-
   S. E. Laney             -0-             -0-          1,125         3,375           1,391              531

   The table below shows information concerning the year-end number and value of unexercised National stock options held by the executive officers named in the Summary Compensation Table.

                   1994 YEAR-END NATIONAL STOCK OPTION VALUES

   --------------------------------------------------------------------------------------------------------
                                  NUMBER OF SECURITIES                        VALUE OF UNEXERCISED
                                 UNDERLYING UNEXERCISED                       IN-THE-MONEY OPTIONS
                                 OPTIONS AT 12/31/94 (#)                         AT 12/31/94 ($)
   --------------------------------------------------------------------------------------------------------
   NAME                    EXERCISABLE           UNEXERCISABLE          EXERCISABLE           UNEXERCISABLE
   --------------------------------------------------------------------------------------------------------
   E.L. Hutton                44,723                  5,000               $160,951                 $25,600
   K.J. NcNamara               2,250                    250                  3,267                   1,280
   P.C. Voet                  55,723                  5,000                206,051                  25,600
   T.S. O'Toole                  -0-                    -0-                    -0-                     -0-
   S.E. Laney                    813                    250                  3,267                   1,280

   The table below shows information concerning the year-end number and value of unexercised Service America stock options held by the executive officers named in the Summary Compensation Table.

                1994 YEAR-END SERVICE AMERICA STOCK OPTION VALUES

                                  NUMBER OF SECURITIES                        VALUE OF UNEXERCISED
                                 UNDERLYING UNEXERCISED                       IN-THE-MONEY OPTIONS
                                 OPTIONS AT 12/31/94 (#)                         AT 12/31/94 ($)
   --------------------------------------------------------------------------------------------------------
   NAME                    EXERCISABLE           UNEXERCISABLE          EXERCISABLE           UNEXERCISABLE
   --------------------------------------------------------------------------------------------------------
   E.L. Hutton                 7,500                 17,500                $-0-                  $-0-
   K.J. NcNamara                 -0-                    -0-                 -0-                   -0-
   P.C. Voet                     -0-                    -0-                 -0-                   -0-
   T.S. O'Toole                1,000                  2,500                 -0-                   -0-
   S.E. Laney                    500                  2,000                 -0-                   -0-

EMPLOYMENT AGREEMENTS

   The Company has entered into employment agreements with Messrs. E. L. Hutton, McNamara, Voet and O'Toole and Ms. Laney. Mr. Hutton's employment agreement provides for his continued employment as Chairman and Chief Executive Officer of the Company through May 3, 1999, subject to earlier termination under certain circumstances at a base salary of $500,000 per annum or such higher amounts as the Board of Directors may determine as well as participation in incentive compensation plans, stock incentive plans and other benefit plans. In the event of termination without cause, the agreement provides that Mr. Hutton will receive severance payments equal to 150% of his then current base salary plus the amount of incentive compensation most recently paid or approved in respect of the previous year, and the fair market value of all stock awards which have vested during the twelve months prior to termination for the balance of the term of the agreement. Messrs. McNamara, Voet and O'Toole and Ms. Laney have employment agreements which provide for their continued employment as senior executives of the Company through May 3, 1999 and are identical in all material respects to that of Mr. Hutton, except their respective agreements provide for a base salary of $146,000, $230,500, $105,000, and $100,000 per annum or such higher amounts as the Board of Directors may determine. In addition, each agreement for Messrs. Hutton, McNamara and Voet and Ms. Laney provides for the officer's nomination as a director of the Company.

COMPARATIVE STOCK PERFORMANCE

   The graph below compares the yearly percentage change in the Company's cumulative total stockholder return on the Capital Stock (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the period December 31, 1989 to December 31, 1994, assuming dividend reinvestment, and (B) the difference between the Company's share price at December 31, 1989 and December 31, 1994; by (ii) the share price at December 31, 1989) with the cumulative total return, assuming reinvestment of dividends, of the (1) S & P 500 Stock Index and (2) Dow Jones Industrial Diversified Index.

                               CHEMED CORPORATION

                     CUMULATIVE TOTAL STOCKHOLDER RETURN FOR
                    FIVE-YEAR PERIOD ENDING DECEMBER 31, 1994


                                    [GRAPH]

  ------------------------------------------------------------------------------------------------------------
                  December 31...                     1989       1990      1991      1992      1993      1994
  ------------------------------------------------------------------------------------------------------------
  Chemed                                            100.00      55.54     92.97     97.28    116.24     135.18
  ------------------------------------------------------------------------------------------------------------
  S&P 500                                           100.00      96.89    126.28    135.88    149.52     151.55
  ------------------------------------------------------------------------------------------------------------
  Dow Jones Industrial Diversified                  100.00      92.95    115.09    133.93    163.65     150.10
  ------------------------------------------------------------------------------------------------------------

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information with respect to the only persons who are known to be the beneficial owners of more than 5% of the Capital Stock of the Company:

  -----------------------------------------------------------------------------------------------------------
                                                                                                      PERCENT
                               NAME AND ADDRESS OF              AMOUNT AND NATURE OF                 OF CLASS
      TITLE OF CLASS            BENEFICIAL OWNER                BENEFICIAL OWNERSHIP                    (2)
  -----------------------------------------------------------------------------------------------------------
   Capital Stock              The Fifth Third Bank         1,416,058 shares;                            14%
   Par Value                  Fifth Third Center           Trustee of the Company's
   $1 Per Share               Cincinnati, Ohio             Savings and Investment Plan and
                                                           Employee Stock Ownership Plans (1)
  -----------------------------------------------------------------------------------------------------------

   (1) Shared voting power, 1,416,058 shares; and shared dispositive power, 1,416,058 shares.

   (2) For purposes of calculating Percent of Class, all shares subject to stock options which were exercisable within 60 days from February 1, 1995, were assumed to have been issued.

   The following table sets forth information as of February 1, 1995, with respect to the Capital Stock of the Company, Roto-Rooter Common Stock and National Common Stock beneficially owned by all nominees and directors of the Company, the executive officers named in the Summary Compensation Table and the Company's directors and executive officers as a group:

                                                                         AMOUNT AND NATURE OF      PERCENT OF
           NAME                        TITLE OF CLASS                  BENEFICIAL OWNERSHIP (1)     CLASS (2)
   ----------------------------------------------------------------------------------------------------------
   E. L. Hutton                     Chemed Capital Stock                    68,634 Direct
                                                                            65,500 Option
                                                                             4,000 Trustee
                                    Roto-Rooter Common Stock                32,763 Direct
                                                                            15,750 Option
                                                                             9,372 Trustee
                                    National Common Stock                   29,704 Direct
                                                                            49,723 Option
                                                                             3,194 Trustee

   J.A. Cunningham                  Chemed Capital Stock                     1,000 Direct
                                                                               500 Trustee
                                    Roto-Rooter Common Stock                 1,000 Direct
                                    National Common Stock                    1,000 Direct

   J.H. Devlin                      Chemed Capital Stock                     4,447 Direct
                                                                             2,750 Option
                                    Roto-Rooter Common Stock                    None
                                    National Common Stock                       None

   C.H. Erhart, Jr.                 Chemed Capital Stock                     1,500 Direct
                                    Roto-Rooter Common Stock                 6,666 Direct
                                    National Common Stock                    5,000 Direct

   J.F. Gemunder                    Chemed Capital Stock                     6,351 Direct
                                                                             3,250 Option
                                    Roto-Rooter Common Stock                 1,100 Direct
                                                                               500 Option
                                    National Common Stock                      400 Direct

   J.P. Grace                       Chemed Capital Stock                       200 Direct
                                    Roto-Rooter Common Stock                   200 Direct
                                                                             2,000 Option
                                    National Common Stock                      400 Direct
                                                                             1,500 Option

   W. R. Griffin                    Chemed Capital Stock                     2,528 Direct
                                                                             8,000 Option
                                    Roto-Rooter Common Stock                18,168 Direct
                                                                            34,250 Option
                                    National Common Stock                    2,000 Direct

                                                                         AMOUNT AND NATURE OF      PERCENT OF
           NAME                        TITLE OF CLASS                  BENEFICIAL OWNERSHIP (1)     CLASS (2)
   ----------------------------------------------------------------------------------------------------------
   T.C. Hutton                      Chemed Capital Stock                    14,738 Direct
                                                                             4,250 Option
                                                                             4,500 Trustee (3)
                                    Roto-Rooter Common Stock                 3,997 Direct
                                                                             2,500 Option
                                                                             9,372 Trustee
                                    National Common Stock                    3,888 Direct
                                                                             2,000 Option
                                                                             3,194 Trustee

   Walter L. Krebs                  Chemed Capital Stock                     1,970 Direct
                                    Roto-Rooter Common Stock                    None
                                    National Common Stock                      200 Direct

   S.E. Laney                       Chemed Capital Stock                    24,788 Direct
                                                                            23,050 Option
                                                                                  Trustee (3)
                                    Roto-Rooter Common Stock                 1,994 Direct
                                                                             1,750 Option
                                    National Common Stock                    3,346 Direct
                                                                             1,063 Option

   K.J. McNamara                    Chemed Capital Stock                    11,745 Direct
                                                                             4,250 Option
                                                                                  Trustee (3)
                                    Roto-Rooter Common Stock                 1,205 Direct
                                                                             2,250 Option
                                    National Common Stock                    3,367 Direct
                                                                             2,500 Option

   J.M. Mount                       Chemed Capital Stock                     6,820 Direct
                                    Roto-Rooter Common Stock                    None
                                    National Common Stock                       None

   T.S. O'Toole                     Chemed Capital Stock                    11,381 Direct
                                                                             5,050 Option
                                    Roto-Rooter Common Stock                 1,644 Direct
                                                                             1,250 Option
                                    National Common Stock                    2,913 Direct

   D.W. Robbins, Jr.                Chemed Capital Stock                     2,000 Direct
                                    Roto-Rooter Common Stock                 1,000 Direct
                                    National Common Stock                    2,000 Direct

   P.C. Voet                        Chemed Capital Stock                    23,549 Direct
                                                                             9,250 Option
                                                                                  Trustee (3)
                                    Roto-Rooter Common Stock                 2,024 Direct
                                                                             1,125 Option
                                    National Common Stock                   28,235 Direct
                                                                            60,723 Option

                                                                         AMOUNT AND NATURE OF      PERCENT OF
           NAME                        TITLE OF CLASS                  BENEFICIAL OWNERSHIP (1)     CLASS (2)
   ----------------------------------------------------------------------------------------------------------
H.A. Westbrook                      Chemed Capital Stock                      1,150 Direct
                                    Roto-Rooter Common Stock                     None
                                    National Common Stock                        None

Directors and                       Chemed Capital Stock                    189,683 Direct              1.9%
Executive Officers                                                           59,321 Trustee (4)          .6%
as a Group                                                                  136,945 Option              1.3%
(17 persons)                        Roto-Rooter Common Stock                 72,761 Direct              1.4%
                                                                              9,372 Trustee (4)
                                                                             58,875 Option              1.1%
                                    National Common Stock                    82,653 Direct              1.3%
                                                                              3,194 Trustee (4)
                                                                            117,009 Option              1.9%
   ----------------------------------------------------------------------------------------------------------

   FOOTNOTES TO STOCK OWNERSHIP TABLE

   (1) Includes securities beneficially owned (a) by the named persons or group members, their spouses and their minor children (including shares of Chemed Capital Stock, Roto-Rooter Common Stock and National Common Stock allocated as at December 31, 1994, to the account of each named person or member of the group under the Company's Savings and Investment Plan and under the Company's ESOP, or with respect to Mr. Gemunder allocated to his account as at December 31, 1994, under the Omnicare Employees Savings and Investment Plan, or with respect to Mr. Griffin, allocated to his account as at December 31, 1994 under the Roto-Rooter Retirement and Savings Plan), (b) by trusts and custodianships for their benefit and (c) by trusts and other entities as to which the named person or group has or shares the power to direct voting or investment of securities. "Direct" refers to securities in categories (a) and (b) and "Trustee" to securities in category (c). Where securities would fall into both "Direct" and "Trustee" classifications, they are included under "Trustee" only. "Option" refers to shares which the named person or group has a right to acquire within 60 days from February 1, 1995. For purposes of determining the Percent of Class, all shares subject to stock options which were exercisable within 60 days from February 1, 1995 were assumed to have been issued.

   (2) Percent of Class under 1.0% is not shown.

   (3) Messrs. T. Hutton, McNamara and Voet and Ms. Laney are trustees of the Chemed Foundation which holds 54,821 shares of the Company's Capital Stock over which the trustees share both voting and investment power. This number is included in the total number of "Trustee" shares held by the Directors and Executive Officers as a group but is not reflected in the respective holdings of the individual trustees.

   (4) Shares over which more than one individual holds beneficial ownership have only been counted once in calculating the aggregate number of shares owned by Directors and Executive Officers as a group.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the regulations thereunder, the Company's executive officers and directors and persons who own more than 10 percent of the Company's Capital Stock are required to file reports with respect to their ownership and changes in ownership of the Company's Capital Stock with the Securities and Exchange Commission ("SEC"). In addition, such persons are required to forward copies of such reports to the Company. Based on a review of the copies of such reports furnished to the Company and on the written representation of such non-reporting persons that with respect to 1994, no reports on Form 5 were required to be filed with the SEC, the Company believes that during the period January 1, 1994 through December 31, 1994, the Company's officers and directors and greater-than-10 percent stockholders have complied with all Section 16(a) reporting requirements.

                                  TRANSACTIONS

   Mr. Westbrook is a director and, on a fully diluted basis, an 18.8% owner of Vitas Healthcare Corporation, formerly Hospice Care Incorporated ("HCI"). On December 17, 1991, the Company purchased 270,000 shares of 9% preferred stock of HCI and two warrants entitling the Company to purchase, on a fully diluted basis (subject to the terms of the warrants), in the aggregate, up to 22.28% of the common stock of HCI at a cost of $18,000,000. The Company receives $2,430,000 in annual cash dividends from its investment in the HCI preferred stock.

   During 1994, Mr. Cunningham was a Senior Chemical Adviser for Wertheim Schroder & Co. Incorporated which has performed investment banking services for the Company.


                        PROPOSAL TO APPROVE AND ADOPT THE
                            1995 STOCK INCENTIVE PLAN

   In view of the few remaining shares available for the grant of additional stock awards or stock options under the previously adopted stock incentive plans, the Board of Directors has approved, subject to stockholder approval, the adoption of the 1995 Stock Incentive Plan (the "Plan") pursuant to which 500,000 shares of the Company's Capital Stock may be issued or transferred to key employees as stock incentives. The full text of the proposed Plan is set forth as Exhibit A to this Proxy Statement and the following discussion is qualified in its entirety by reference to such text.


                                    THE PLAN

   The Plan will become effective as of the date it is adopted by the stockholders of the Company, i.e., May 15, 1995. If it is not adopted by the stockholders, the Plan will be of no force and effect. If it is adopted, no stock options may be granted under the Plan after May 15, 2005. The Board of Directors may terminate the Plan at any earlier time, but outstanding options will continue to be exercisable until they expire in accordance with their terms. The market value of the Capital Stock as of March 20, 1995 was $31.87 per share.

   The Plan authorizes the issuance or transfer of a maximum of 500,000 shares of Capital Stock pursuant to stock incentives granted to key employees of the Company and its subsidiaries under the Plan. For purposes of the Plan, a "subsidiary" is a corporation or other form of business association of which shares (or other ownership interests) having 50 percent or more of the voting power are owned or controlled, directly or indirectly, by the Company and "key employees" are employees of the Company or a subsidiary, including officers and directors thereof, who in the opinion of the Incentive Committee (as defined below) are deemed to have the capacity to contribute significantly to the growth and successful operations of the Company or a subsidiary.

   Stock incentives granted under the Plan may be in the form of options to purchase Capital Stock ("stock options") or in the form of awards of Capital Stock in payment of incentive compensation ("stock awards"), or a combination of stock awards and stock options.

   The Plan shall be administered by a Committee (the "Incentive Committee") consisting of no fewer than three persons designated by, and serving at the pleasure of, the Board of Directors of the Company.

   The Incentive Committee designates the key employees of the Company and its subsidiaries who might participate in the Plan and as to the form and terms of the number of shares covered by each stock incentive granted thereunder. In making such designation, the Committee may consider an employee's present or potential contribution to the success of the Company or any subsidiary and other factors which it may deem relevant.

   Under the Plan, a stock incentive in the form of a stock award will consist of shares of Capital Stock issued as incentive compensation earned or to be earned by the employee. Shares subject to a stock award may be issued when the award is granted or at a later date, with or without dividend equivalent rights. A stock award shall be subject to such terms, conditions and restrictions (including restrictions on the transfer of the shares issued pursuant to the award) as the Incentive Committee shall designate.

   Under the 1995 Plan, a stock incentive in the form of a stock option will provide for the purchase of shares of Capital Stock in the future at an option price per share which will not be less than 100 percent of the fair market value of the shares covered thereby on the date the stock option is granted. Each option shall be exercisable in full or in part one year after the date the option is granted, or may become exercisable in one or more installments and at such time or times, as the Incentive Committee shall determine or upon various circumstances which may result in a change of control; provided, however, that in no event shall an option be exercisable until one year after the date the option is granted. Unless otherwise provided in the option, an option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the option. Any term or provision in any outstanding option specifying when the option may be exercisable or that it be exercisable in installments may be modified at any time during the life of the option by the Incentive Committee, provided, however, no such modification of an outstanding option shall, without the consent of the optionee, adversely affect any option theretofore granted to him.

   Upon the exercise of an option, the purchase price shall be paid in cash or, if so provided in the option, in shares of Capital Stock or in a combination of cash and such shares. The Company may cancel all or a portion of an option subject to exercise and pay the holder cash or shares equal in value to the excess of the fair market value of the shares subject to the portion of the option so canceled over the option price of such shares. Options shall be granted for such lawful consideration as the Incentive Committee shall determine.

   All stock options granted under the Plan will expire within ten years from the date of grant. A stock option is not transferable or assignable by an optionee other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or to certain family members, if permitted under SEC Rule 16b-3 or any successor rule thereto, and each option is exercisable, during his lifetime, only by him or a permitted transferee or assignee. Unexercised options terminate upon termination of employment, except that if termination arises from a resignation with the consent of the Incentive Committee, the options terminate three months after such termination of employment, and except further that if an optionee ceases to be an employee by reason of his death while employed, retirement or disability, or if he should die within three months following his resignation with the consent of the Incentive Committee, the options terminate fifteen months after an optionee's termination of employment but may be exercised only to the extent that they could have been exercised by the optionee, had he lived, three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes, if approved by the Incentive Committee, does not constitute a termination of employment, but no options are exercisable during any such leave of absence.

   Exercise of a stock option will be conditioned on an optionee's payment in full of the purchase price for the shares, in cash or by the transfer to the Company of shares of the Company's Capital Stock at fair market value on the date of transfer. An optionee shall not be considered a holder of the shares subject to a stock option until actual delivery of a certificate representing such shares is made by the Company.

   None of the stock options granted under the Plan will be "restricted", "qualified" or "incentive" stock options or options granted pursuant to an "employee stock purchase plan" as the quoted terms are defined in Sections 422 through 424 of the Internal Revenue Code.

   With respect to stock awards in Capital Stock that are either transferable or not subject to a substantial risk of forfeiture, the employee must recognize ordinary income equal to the cash or the fair market value of the Capital Stock and the Company will be entitled to a deduction for the same amount. With respect to stock awards that are settled in Capital Stock that is restricted as to transferability and subject to substantial risk of forfeiture, the employee must recognize ordinary income equal to the fair market value of the Capital Stock at the first time the Capital Stock becomes transferable or not subject to a substantial risk of forfeiture, whatever occurs earlier, and the Company will be entitled to a deduction for the same amount.

   An optionee realizes no taxable income by reason of the grant of a nonstatutory option. Subject to insider trading restrictions upon exercise of the option, an optionee realizes compensation taxable as ordinary income in the amount of the excess of the fair market value of the stock over the option price on the date of exercise. Upon the sale of stock acquired pursuant to the exercise of an option, an optionee realizes either a capital gain or a capital loss based upon the difference between his selling price and the fair market value of the stock on the date of exer-cise. Such capital gain or loss, as the case may be, will be either short term or long term depending on the period elapsed between the date of exercise and the date of sale. In those instances where the employee receives compensation taxable as ordinary income, the Company or a subsidiary (except for certain foreign subsidiaries) will generally be entitled to a Federal income tax deduction in the amount of such compensation. An employee will not recognize gain on previously owned shares of the Company's Capital Stock if he exercises an option and transfers such shares to the Company in payment of the option price. Taxes payable by an optionee or awardee on exercise of an option or removal of restrictions on an award may be paid in cash, surrender of shares, or withholding of shares of Capital Stock as the Incentive Committee shall determine.

   The Board of Directors, upon the recommendation of the Incentive Committee, may amend the Plan subject, in the case of specified amendments, to stockholder approval. The Plan may be discontinued at any time by the Board of Directors. No amendment or discontinuance of the Plan shall, without the consent of the employee, adversely affect any stock incentive held by him under the Plan.

   No determination has been made with respect to any prospective grant of a stock incentive under the Plan. It is, therefore, not possible at the present time to indicate specifically the names and positions of key employees to whom stock incentives may be granted or to whom stock incentives would have been granted had this Plan been in effect during 1994 or the number of shares to be subject to stock incentives or any other information concerning the operation of the Plan as it may affect specific individuals. The proceeds of sale of Capital Stock under the Plan will be used by the Company for general corporate purposes.

   In order to effect the approval and adoption of the Plan, the following resolution will be presented to the Annual Meeting:

      "RESOLVED THAT THE 1995 STOCK INCENTIVE PLAN SET FORTH AS EXHIBIT A TO THE PROXY STATEMENT ACCOMPANYING THE NOTICE OF THE ANNUAL MEETING OF THE STOCKHOLDERS OF CHEMED CORPORATION TO BE HELD MAY 15, 1995, BE AND THE SAME HEREBY IS APPROVED AND ADOPTED."

   The affirmative vote of the holders of a majority of the voting power of the stockholders represented at the meeting will be necessary for the adoption of the foregoing resolution. The approval and adoption of the Plan is not a matter which is required to be submitted to a vote of the stockholders of the Company. The reason for submitting such proposal to a vote of the stockholders is to meet a condition of Rule 16b-3 of the Securities and Exchange Commission which provides for an exemption from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended. Section 16(b) provides generally that profits realized by directors and officers from any purchase and sale (or sale and purchase) of the Company's Capital Stock within a period of less than six months are recoverable by the Company. Rule 16b-3 exempts from the application of
Section 16(b): (i) the acquisition, expiration, cancellation or surrender to the Company of a stock option; (ii) the surrender or delivery to the Company of shares of Capital Stock as payment for the exercise of a stock option for shares of Capital Stock; and (iii) the acquisition upon the exercise of a stock option of shares of Capital Stock equal to the number of shares of Capital Stock surrendered or delivered to the Company as payment for the exercise of the option. Management has not determined what course of action it intends to take in the event of a negative vote on the proposal by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE PLAN.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has selected the firm of Price Waterhouse LLP as independent accountants for the Company and its consolidated subsidiaries for the year 1995. This firm has acted as independent accountants for the Company and its consolidated subsidiaries since 1970. Although the submission of this matter to the stockholders is not required by law or by the By-Laws of the Company, the selection of Price Waterhouse LLP will be submitted for ratification at the Annual Meeting. The affirmative vote of a majority of the voting power of the stockholders represented at the meeting will be necessary to ratify the selection of Price Waterhouse LLP as independent accountants for the Company and its consolidated subsidiaries for the year 1995. If the selection is not ratified at the meeting, the Board of Directors will reconsider its selection of independent accountants.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

   It is expected that a representative of Price Waterhouse LLP will be present at the Company's Annual Meeting. Such representative shall have the opportunity to make a statement if he desires to do so and shall be available to respond to appropriate questions raised at the meeting.


                              STOCKHOLDER PROPOSALS

   Any proposals by stockholders intended to be included in the proxy materials for presentation at the 1996 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company no later than December 6, 1995.


                                  OTHER MATTERS

   As of the date of this Proxy Statement, the management knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.


                            EXPENSES OF SOLICITATION

   The expense of soliciting proxies in the accompanying form will be borne by the Company. The Company will request banks, brokers and other persons holding shares beneficially owned by others to send proxy materials to the beneficial owners and to secure their voting instructions, if any. The Company will reimburse such persons or institutions for their expenses in so doing. In addition to solicitation by mail, officers and regular employees of the Company may, without extra remuneration, solicit proxies personally, by telephone or by telegram from some stockholders if such proxies are not promptly received. The Company has also retained D. F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of such proxies at a cost which is not expected to exceed $7,000 plus reasonable expenses. This Proxy Statement and the accompanying Notice of Meeting are sent by order of the Board of Directors.

                                                               Naomi C. Dallob
                                                                   Secretary

   April 6, 1995

                                    EXHIBIT A
================================================================================

                               CHEMED CORPORATION
                            1995 STOCK INCENTIVE PLAN

================================================================================

                                    EXHIBIT A


                               CHEMED CORPORATION
                            1995 STOCK INCENTIVE PLAN

   1. PURPOSES: The purposes of this Plan are (a) to secure for the Corporation the benefits of incentives inherent in ownership of Capital Stock by Key Employees, (b) to encourage Key Employees to increase their interest in the future growth and prosperity of the Corporation and to stimulate and sustain constructive and imaginative thinking by Key Employees, (c) to further the identification of interest of those who hold positions of major responsibility in the Corporation and its Subsidiaries with the interests of the Corporation's stockholders, (d) to induce the employment or continued employment of Key Employees and (e) to enable the Corporation to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent executives.

   2. DEFINITIONS: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this section 2.

       BOARD OF DIRECTORS: The Board of Directors of the Corporation.

       CAPITAL STOCK: The Capital Stock of the Corporation, par value $l.00 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of section 8.

       CORPORATION: Chemed Corporation, a Delaware corporation.

       FAIR MARKET VALUE: As applied to any date, the mean between the high and low sales prices of a share of Capital Stock on the principal stock exchange on which the Corporation is listed, or, if it is not so listed, the mean between the bid and the ask prices of a share of Capital Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System on such date or, if no such sales or prices were made or quoted on such date, on the next preceding date on which there were sales or quotes of Capital Stock on such exchange or market, as the case may be; provided, however, that, if the Capital Stock is not so listed or quoted, Fair Market Value shall be determined in accordance with the method approved by the Incentive Committee, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

       INCENTIVE COMMITTEE: The Incentive Committee designated to administer this Plan pursuant to the provisions of section l0.

       INCENTIVE COMPENSATION: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently or on a deferred basis, in cash, Capital Stock or other property, awarded by the Corporation or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the stockholders of the Corporation.

       KEY EMPLOYEE: An employee of the Corporation or of a Subsidiary who in the opinion of the Incentive Committee can contribute significantly to the growth and successful operations of the Corporation or a Subsidiary. The grant of a Stock Incentive to an employee by the Incentive Committee shall be deemed a determination by the Incentive Committee that such employee is a Key Employee. For the purposes of this Plan, a director or officer of the Corporation or of a Subsidiary shall be deemed an employee regardless of whether or not such director or officer is on the payroll of, or otherwise paid for services by, the Corporation or a Subsidiary.

       OPTION: An option to purchase shares of Capital Stock.

       PERFORMANCE UNIT: A unit representing a share of Capital Stock, subject to a Stock Award, the issuance, transfer or retention of which is contingent, in whole or in part, upon attainment of a specified performance objective or objectives, including, without limitation, objectives determined by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Capital Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Corporation (on a consolidated or unconsolidated basis) or of any one or more of its groups, divisions, Subsidiaries or departments, or (c) a combination of two or more of the foregoing factors.

       PLAN: The 1995 Stock Incentive Plan herein set forth as the same may from time to time be amended.

       STOCK AWARD: An issuance or transfer of shares of Capital Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to Performance Units.

       STOCK INCENTIVE: A stock incentive granted under this Plan in one of the forms provided for in section 3.

       SUBSIDIARY: A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation.

   3.  GRANTS OF STOCK INCENTIVES:

       (a) Subject to the provisions of this Plan, the Incentive Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees.

       (b) Stock Incentives may be granted in the following forms:

           (i)   a Stock Award, or
           (ii)  an Option, or
           (iii) a combination of a Stock Award and an Option.

   4.   STOCK SUBJECT TO THIS PLAN:

       (a) Subject to the provisions of paragraph (c) and (d) of this section 4 and of section 8, the aggregate number of shares of Capital Stock which may be issued or transferred pursuant to Stock Incentives granted under this Plan shall not exceed 500,000 shares.

       (b) The maximum aggregate number of shares of Capital Stock which may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary shall not exceed 100,000 shares.

       (c) Authorized but unissued shares of Capital Stock and shares of Capital Stock held in the treasury, whether acquired by the Corporation specifically for use under this Plan or otherwise, may be used, as the Incentive Committee may from time to time determine, for purposes of this Plan, provided, however, that any shares acquired or held by the Corporation for the purposes of this Plan shall, unless and until transferred to a Key Employee in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Corporation, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

       (d) If any shares of Capital Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Corporation or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Corporation or a Subsidiary shall no longer be charged against any of the limitations provided for in paragraphs (a) or (b) of this section 4 and may again be made subject to Stock Incentives.

   5. STOCK AWARDS: Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

       (a) A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

       (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Capital Stock subject to such Stock Award shall be valued at not less than l00% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether or not such shares are subject to restrictions which affect their value.

       (c) Shares of Capital Stock subject to a Stock Award may be issued or transferred to the Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Incentive Committee shall determine. In the event that any such issuance or transfer shall not be made to the Key Employee at the time the Stock Award is granted, the Incentive Committee may provide for payment to such Key Employee, either in cash or in shares of Capital Stock from time to time or at the time or times such shares shall be issued or transferred to such Key Employee, of amounts not exceeding the dividends which would have been payable to such Key Employee in respect of such shares (as adjusted under section 8) if they had been issued or transferred to such Key Employee at the time such Stock Award was granted. Any amount payable in shares of Capital Stock under the terms of a Stock Award may, at the discretion of the Corporation, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

       (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Incentive Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided the Stock Award is consistent with this Plan and incorporates it by reference.

   6. OPTIONS: Stock Incentives in the form of Options shall be subject to the following provisions:

       (a) Upon the exercise of an Option, the purchase price shall be paid in cash or, if so provided in the Option or in a resolution adopted by the Incentive Committee (and subject to such terms and conditions as are specified in the Option or by the Incentive Committee), in shares of Capital Stock or in a combination of cash and such shares. Shares of Capital Stock thus delivered shall be valued at their Fair Market Value on the date of exercise. Subject to the provisions of section 8, the purchase price per share shall be not less than l00% of the Fair Market Value of a share of Capital Stock on the date the Option is granted.

       (b) Each Option shall be exercisable in full or in part one year after the date the Option is granted, or may become exercisable in one or more installments and at such time or times, as the Incentive Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. Subject to the first sentence of this paragraph, any term or provision in any outstanding Option specifying when the Option is exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Incentive Committee, provided, however, no such modification of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to him. Subject to the preceding provisions of this paragraph, an Option will become immediately exercisable in full if at any time during the term of the Option the Corporation obtains actual knowledge that any of the following events has occurred, irrespective of the applicability of any limitation on the number of shares then exercisable under the Option: (1) any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Corporation or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities; (2) the expiration of a tender offer or exchange offer, other than an offer by the Corporation, pursuant to which 20 percent or more of the shares of the Corporation's Capital Stock have been purchased; (3) the stockholders of the Corporation have approved (i) an agreement to merge or consolidate with or into another corporation and the Corporation is not the surviving corporation or (ii) an agreement to sell or otherwise dispose of all or substantially all of the assets of the Corporation (including a plan of liquidation); or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least one-half of the persons who were directors at the beginning of the two-year period.

       (c) Each Option shall be exercisable during the life of the optionee only by him or a transferee or assignee permitted by paragraph (f) of this section
(6), and, after his death, only by his estate or by a person who acquired the right to exercise the Option pursuant to one of the provisions of paragraph (f) of this section (6). An Option, to the extent that it shall not have been exercised, shall terminate when the optionee ceases to be an employee of the Corporation or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Corporation or a Subsidiary. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after he ceases to be an employee. If the optionee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the Option shall terminate fifteen months after he ceases to be an employee. Where an Option is exercised more than three months after the optionee ceased to be an employee, the Option may be exercised only to the extent it could have been exercised three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Incentive Committee, be deemed a termination of employment within the meaning of this paragraph (c); provided, however, that an Option may not be exercised during any such leave of absence. Notwithstanding the foregoing provisions of this paragraph (c) or any other provision of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years. Where an Option is granted for a term of less than ten years, the Incentive Committee, may, at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years from the date the Option was granted. Such an extension shall not be deemed the grant of an Option under this Plan.

       (d) Options shall be granted for such lawful consideration as the Incentive Committee shall determine.

       (e) Neither the Corporation nor any Subsidiary may directly or indirectly lend any money to any person for the purpose of assisting him to purchase or carry shares of Capital Stock issued or transferred upon the exercise of an Option.

       (f) No Option nor any right thereunder may be assigned or transferred by the optionee except:

            (i)   by will or the laws of descent and distribution;

            (ii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or by the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder;

            (iii) by an optionee who, at the time of the transfer, is not subject to the provisions of Section 16 of the 1934 Act, provided such transfer is to or for the benefit of (including but not limited to trusts for the benefit of) the optionee's spouse or lineal descendants of the optionee's parents; or

            (iv) by an optionee who, at the time of the transfer, is subject to the provisions of Section 16 of the 1934 Act, to the extent, if any, such transfer would be permitted under Securities and Exchange Commission Rule 16b-3 or any successor rule thereto, as such rule or any successor rule thereto may be in effect at the time of the transfer.

       If so provided in the Option or if so authorized by the Incentive Committee and subject to such terms and conditions as are specified in the Option or by the Incentive Committee, the Corporation may, upon or without the request of the holder of the Option and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market
Value, at such time or times, of the shares subject to the portion of the Option so canceled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Capital Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

       (g) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Incentive Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option, if so granted by the Incentive Committee, may include restrictions and limitations in addition to those provided for in this Plan.

       (h) Any federal, state or local withholding taxes payable by an optionee or awardee upon the exercise of an Option or upon the removal of restrictions of a Stock Award shall be paid in cash or in such other form as the Incentive Committee may authorize from time to time, including the surrender of shares of Capital Stock or the withholding of shares of Capital Stock to be issued to the optionee or awardee. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date such are surrendered to the Corporation or authorized to be withheld.

   7. COMBINATIONS OF STOCK AWARDS AND OPTIONS: Stock Incentives authorized by paragraph (b)(iii) of section 3 in the form of combinations of Stock Awards and Options shall be subject to the following provisions:

       (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option; provided, however, that the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with section 5 and the terms and conditions of such Stock Incentive pertaining to an Option are consistent with section 6.

       (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Incentive Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

   8. ADJUSTMENT PROVISIONS: In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Capital Stock shall be effected, or the outstanding shares of Capital Stock are, in connection with a merger or consolidation of the Corporation or a sale by the Corporation of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Corporation or for shares of the stock or other securities of any other corporation, or a record date for determination of holders of Capital Stock entitled to receive a dividend payable in Capital Stock shall occur (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options, and (d) the price to be paid per share or other security by the Corporation or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Corporation or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.

   9. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the stockholders of the Corporation. No Stock Incentives shall be granted under this Plan after May 15, 2005.

   10.  ADMINISTRATION:

       (a) The Plan shall be administered by the Incentive Committee, which shall consist of no fewer than three persons designated by the Board of Directors. Grants of Stock Incentives may be made by the Incentive

Committee either in or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Incentive Committee shall have full authority to act in the matter of selection of all Key Employees and in determining the number of Stock Incentives to be granted to them.

       (b) The Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Corporation, its Subsidiaries, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

       (c) Members of the Board of Directors and members of the Incentive Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

   11. GENERAL PROVISIONS:

       (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Corporation or a Subsidiary, or shall affect the right of the Corporation or of a Subsidiary to terminate the employment of any employee with or without cause.

       (b) No shares of Capital Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Corporation, have been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances, satisfactory to counsel to the Corporation, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Corporation or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

       (c) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Capital Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to such shares of Capital Stock, if any, as shall have been issued or transferred to him.

       (d) The Corporation or a Subsidiary may, with the approval of the Incentive Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

       (e) In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Incentive Committee so directs, be implemented by the Corporation issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Incentive Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Incentive Committee pursuant to the provisions of this Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Incentive Committee, on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Incentive Committee shall specify.

       (f) The Corporation or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Corporation or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

       (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

   12.  AMENDMENTS AND DISCONTINUANCE:

       (a) This Plan may be amended by the Board of Directors upon the recommendation of the Incentive Committee, provided that, without the approval of the stockholders of the Corporation, no amendment shall be made which (i) increases the aggregate number of shares of Capital Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph (a) of section 4, (ii) increases the maximum aggregate number of shares of Capital Stock that may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary as provided in paragraph (b) of section 4, (iii) withdraws the administration of this Plan from the Incentive Committee, (iv) permits any person who is not at the time a Key Employee of the Corporation or of a Subsidiary to be granted a Stock Incentive, (v) permits any Option to be exercised more than ten years after the date it is granted, (vi) amends section 9 to extend the date set forth therein or (vii) amends this section 12.

       (b) Notwithstanding paragraph (a) of this section 12, the Board of Directors may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Should the provisions of Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934 be amended, the Board of Directors may amend the Plan in accordance therewith.

       (c) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

       (d) No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Corporation shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.

CHEMED CORPORATION
2600 CHEMED CENTER
255 EAST FIFTH STREET                 PLEASE MARK, SIGN, DATE AND RETURN PROXY
CINCINNATI, OHIO  45202               CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
________________________________________________________________________________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 1995.

The undersigned hereby appoints E. L. Hutton, K. J. McNamara and Naomi C. Dallob as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of stock of Chemed Corporation held of record by the undersigned on March 20, 1995, at the Annual Meeting of Stockholders to be held on May 15, 1995, or at any adjournment thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(1) Election of Directors (mark only ONE box):
 /   / FOR all nominees         /   / FOR nominees listed EXCEPT        /   / WITHHOLD ALL AUTHORITY
       listed.                        THOSE WHOSE NAMES I HAVE                to vote in the selection
                                      STRICKEN.                               of directors.

  J. Peter Grace                      Charles H. Erhart, Jr.                  Sandra E. Laney
  Edward L. Hutton                    Joel F. Gemunder                        John M. Mount
  Kevin J. McNamara                   William R. Griffin                      Timothy S. O'Toole
  James A. Cunningham                 Thomas C. Hutton                        D. Walter Robbins, Jr.
  James H. Devlin                     Walter L. Krebs                         Paul C. Voet

(2) Approve and adopt the 1995 Stock Incentive Plan.
            /   /  FOR           /   /   AGAINST       /   /  ABSTAIN

(3) Ratifying the selection of independent accountants.
            /   /  FOR           /   /   AGAINST       /   /  ABSTAIN

(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND
(3).

                           DATED:  _______________________________________, 1995
                                            (Be sure to date Proxy)

                           SIGNED: _____________________________________________

                                   _____________________________________________
                                   (Please sign exactly as names appear at left)

                                   When signed on behalf of a corporation,
                                   partnership, estate, trust, or other
                                   stockholder, state your title or capacity or otherwise indicate that you are authorized to sign.